                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              BLUE VALLEY BAN CORP
          -----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


          -----------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            -------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            -------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            -------------------------------------------------------------------

      (5)   Total fee paid:

            -------------------------------------------------------------------

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:


            -------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:


            -------------------------------------------------------------------

      (3)   Filing Party:


            -------------------------------------------------------------------

      (4)   Date Filed:

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
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               AND PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                  MAY 14, 2003
                                    5:45 P.M.

                              BLUE VALLEY BAN CORP
                                   11935 RILEY
                           OVERLAND PARK, KANSAS 66225

[LOGO] Blue Valley Ban Corp

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 14, 2003

The Annual Meeting of Stockholders of Blue Valley Ban Corp ("Blue Valley" or the "Company") will be held in the lobby at the Bank of Blue Valley office located at 7900 College Boulevard, Overland Park, Kansas, 66212 on May 14, 2003, at 5:45 p.m. to consider and vote on the following matters:

      1. The election of directors to hold office until the expiration of his/her three-year term, or until his/her successor shall be elected and qualified;

      2. The approval of an amendment to the Company's 1998 Equity Incentive Plan authorizing, among other changes, the issuance of an additional 200,000 shares of common stock;

Only stockholders of record at the close of business on April 7, 2003, will be entitled to notice of, or to vote at, this meeting or any adjournments thereof.

It is important that your shares be represented at the meeting and we invite you to attend. However, if you are unable to personally attend, we urge you to exercise your right to vote by completing and returning the enclosed proxy in the envelope provided. If you are a stockholder of record and attend the meeting, you may revoke your proxy by voting in person.

                                          By Order of the Board of Directors,

                                          Patricia L. Day
                                          Corporate Secretary

The date of this notice is April 14, 2003.

PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY, regardless of the number of shares you may own and whether or not you plan to attend the meeting in person. You may revoke your proxy and vote your shares in person if revoked in accordance with the procedures described in the attached proxy statement.

                              BLUE VALLEY BAN CORP
                                   11935 RILEY
                           OVERLAND PARK, KANSAS 66225

                                 PROXY STATEMENT

                               GENERAL INFORMATION

This Proxy Statement and the accompanying proxy will first be sent on or about April 14, 2003, to the stockholders of record of the common stock, par value one dollar ($1.00) per share, of Blue Valley Ban Corp ("Blue Valley" or the "Company") as of April 7, 2003 (the "record date"). The Company's Board of Directors (the "Board") is soliciting proxies to be used at the 2003 Annual Meeting of its stockholders which will be held at 5:45 p.m. on May 14, 2003, in the Bank of Blue Valley office located at 7900 College Boulevard, Overland Park, Kansas, 66212 and any adjournment thereof (the "Annual Meeting").

Attendance at the Annual Meeting is limited to stockholders of record or their proxies, beneficial owners of Company common stock having evidence of such ownership, and guests of the Company.

Proxies are being solicited to give all stockholders of record an opportunity to vote on matters to be presented at the Annual Meeting. In the following pages of this Proxy Statement, you will find information on matters to be voted upon at the Annual Meeting of stockholders or any adjournment of that meeting.

Only record holders of the Company's common stock at the close of business on April 7, 2003 are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 2,235,736 shares of Company common stock issued and outstanding. Each share is entitled to one vote on each matter properly brought before the meeting. Shares can be voted at the meeting only if the shareholder is present or represented by a valid proxy.

Your vote is important. Since many stockholders cannot personally attend the meeting, a large number must be represented by proxy. Any stockholder giving the accompanying proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by (i) written notice to the Corporate Secretary, (ii) a properly executed, later-dated written or electronic proxy, or (iii) voting by ballot at the Annual Meeting. The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If you sign the proxy but do not specify how you want your shares to be voted, your shares will be voted in the manner recommended by the board of directors on all matters subject to vote by proxy. Votes will be counted by the inspectors of the election appointed by the Chairman at the meeting.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the enclosed form of proxy will have discretion to vote on those matters according to their best judgment to the same extent as you would be entitled to vote. The Company does not anticipate that any other matters will be raised at the Annual Meeting.

SOLICITATION OF PROXIES

The Company will pay the cost of this solicitation of proxies. In addition to the use of the mails, proxies may be solicited personally, or by telephone by directors or by employees of the Company. In addition, the Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy materials to stockholders.

REQUIRED VOTES--ELECTION OF DIRECTOR NOMINEES

The board of directors of the Company is divided into three classes. At each Annual Meeting of stockholders, the directors constituting one class are elected for a three-year term.

Any shares not voted (whether by abstention, withheld votes, broker non-votes or otherwise) have no impact on the election of directors except to the extent that the failure to vote for an individual results in other individuals receiving a larger proportion of the total votes. If you sign the proxy but do not specify how you want your shares to be voted, your shares will be voted in favor of the election of all nominees listed on the proxy.

Each nominee must be elected by a plurality of the votes of the shares entitled to vote on the election of the directors and represented in person or by proxy at a meeting at which a quorum is present.

While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more is unable to do so, the proxies will be voted for substitute nominees selected by the Board of Directors of the Company.

REQUIRED VOTES--OTHER MATTERS

The approval of any other matter properly presented for a stockholder vote, will be determined by a vote of the majority of the outstanding shares of common stock represented at the Annual Meeting. Voting on these matters will be one vote per share.



            (THIS SPACE INTENTIONALLY LEFT BLANK)

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Company's common stock as of April 7, 2003 by (1) persons known by the Company to own of record or beneficially five percent or more of the outstanding common stock; (2) the Company's directors; (3) each of the executive officers of the Company named in the Summary Compensation Table; and (3) all of the directors, nominees and executive officers of the Company as a group. Unless otherwise indicated, the address of each person listed below is c/o 11935 Riley, Overland Park, Kansas 66225-6128. This information has been prepared based upon the SEC's "beneficial ownership" rules. Under these rules a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of a security, or investment power, which includes the power to dispose or to direct the disposition of a security. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of common stock beneficially owned.

                                          Amount and
                                          Nature of
                                          Beneficial           Percentage
Name and Address of Beneficial Owner      Ownership             of Class
------------------------------------     ----------          ----------------
Robert D. Regnier                           569,335   (1)     25.47   %   (2)
Donald H. Alexander                         149,432   (1)      6.68   %   (2)
Thomas A. McDonnell                         142,352            6.37   %   (2)
Wayne A. Henry, Jr.                         132,280   (1)      5.92   %   (2)
C. Ted McCarter                              80,984   (1)      3.62   %   (2)
Mark A. Fortino                              14,800   (1)      0.66   %   (2)
John Markert                                  7,000   (1)      0.31   %   (2)
Edward A. Herman                              3,550   (1)      0.16   %   (2)
Sheila Stokes                                    --   (1)        --   %   (2)
All directors and executive
  officers, 11 in number, as a group      1,111,733   (1)     49.94   %   (2)


(1) Includes shares of common stock held directly by the individuals as well as by members of such individuals' immediate family who share the same household, shares held in trust and other indirect forms of ownership over which shares the individuals exercise sole or shared voting and/or investment power. Also includes options that are currently exercisable, or become exercisable within 60 days of April 14, 2003, to purchase from us the number of shares of common stock indicated for the following persons: Robert D. Regnier, 18,000; Donald
         H. Alexander, 8,400; Wayne A. Henry, Jr., 13,900; C. Ted McCarter, 12,400; Mark A. Fortino, 9,800; Edward A. Herman, 3,550; and Penny T. Hershman, 11,800.

(2) Based on the number of shares of common stock outstanding on April 7, 2003, which was 2,235,736 shares.

           COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

The Board of Directors had four meetings during the last fiscal year. No director attended fewer than 75% of the meetings of the entire board or of the committees on which he or she served.

The board of directors has a standing Audit Committee appointed from among its members. In addition, the board of directors determined that Messrs. Henry and Alexander qualify as Audit Committee financial experts due to their:

      - Understanding of generally accepted accounting principles and financial statements;

      - Ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

      -     Experience analyzing and evaluating financial statements; and

      - Experience directly supervising persons preparing financial statements.

The board of directors does not have a standing Nominating Committee or Compensation Committee. The full board of directors nominates persons to serve as directors of the Company. The compensation of the executive officers and employees of the Company's subsidiary bank (the "Bank") is determined jointly by the full boards of directors of the Company and the Bank.

AUDIT COMMITTEE REPORT

The Company has an Audit Committee consisting of four "independent" directors, as defined by the listing standards of the American Stock Exchange. The Audit Committee reports to the full board of directors in performing its responsibilities relating to our accounting, reporting and financial control practices. The Audit Committee has general responsibility for oversight of financial controls, as well as our accounting, regulatory and audit activities, and annually reviews the qualifications of our independent auditors. The Audit Committee operates pursuant to a written charter which was last revised and approved on January 16, 2003. As stated in the charter, the preparation, integrity, and fair presentation of the Company's financial statements are the responsibility of management as are the establishment and maintenance of an internal control structure over financial reporting, and safeguarding and management of assets and ensuring compliance with federal and state laws and regulations. The Company's independent auditors are responsible for auditing the Company's financial statements and expressing an opinion on their conformity with accounting standards generally accepted in the United States of America.

Members of the Audit Committee:
Wayne A. Henry, Jr.
Donald H. Alexander
Harvey S. Bodker
Suzanne E. Dotson

During the year ended December 31, 2002, the Audit Committee met four times and the Audit Committee discussed with management and the independent auditors the interim financial information prior to public release.

In executing its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the independent auditor the independent auditor's independence, including but not limited to any relationships that may impact their objectivity and independence and satisfied itself as to the independent auditors' independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing, and concurred in the appointment of a new Vice President of internal audit. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Audit Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2002, with management and the independent auditors. Pursuant to this review, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 to be filed with the Securities and Exchange Commission.

                              INDEPENDENT AUDITORS

The Board of Directors, upon recommendation of its Audit Committee, has determined to continue the services of BKD, LLP for the current fiscal year ending December 31, 2003. BKD, LLP has served as independent auditor of the Company since 1989. Such services will include the audit of the financial statements of the Company for the fiscal year ending on such date, review of the Company's quarterly financial statements during that period and other appropriate services. A member of BKD, LLP will attend the annual meeting and will have the opportunity to make a statement if desired. Such member will also be available to respond to appropriate questions from the stockholders.

AUDIT FEES

The aggregate fee billed by BKD, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $76,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by BKD, LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2002.

ALL OTHER FEES

The aggregate fees billed by BKD, LLP for services rendered to the Company for the fiscal year ended December 31, 2002, other than for services described above, were $16,000, and related primarily to preparation of the Company's income tax returns and estimated income tax payments.

Audit Committee:

Wayne A. Henry, Jr.
Donald H. Alexander
Harvey S. Bodker
Suzanne E. Dotson

EXECUTIVE COMPENSATION

The Summary Compensation Table below provides summary information concerning compensation that we paid or accrued during 2002, 2001 and 2000 to or on behalf of our Chief Executive Officer and the three other highest paid executive officers whose salary and bonus for 2002 was in excess of $100,000:



                                                                                                        LONG-TERM
                                                                                                       COMPENSATION
                                                                       ANNUAL COMPENSATION (1)            AWARDS
                                                                ----------------------------------      ----------
                                                                                           OTHER        SECURITIES      ALL
                                                                                           ANNUAL       UNDERLYING     OTHER
   NAME AND PRINCIPAL POSITIONS                        YEAR      SALARY       BONUS(2)    COMP.(3)       OPTIONS       COMP.
   ----------------------------                        -----    --------     ---------    --------      ----------     ------
Robert D. Regnier..............................        2002     $230,000     $200,000     $ 22,218        8,000        $   --
     President, Chief Executive Officer and            2001      215,000      100,000       20,492       10,000            --
     Chairman of the Board of Directors of Blue        2000      200,000       85,000       22,188       10,000            --
     Valley; Chief Executive Officer and
     Director of the Bank

Mark A. Fortino ...............................        2002     $110,000     $ 75,000     $ 13,459        2,400        $   --
     Treasurer of Blue Valley; Senior Vice             2001      100,000       50,000        9,609        3,000            --
     President and Chief Financial Officer of          2000       90,000       35,000       15,191        3,000            --
     the Bank

Edward A. Herman ..............................        2002     $ 90,000     $ 35,000     $  8,332        2,400        $   --
     Senior Vice President - Chief Lending Officer
     of the Bank

Sheila Stokes .................................        2002     $ 90,000     $ 40,000     $     --        2,400        $   --
     Senior Vice President - Retail Division of
     the Bank

John Markert ..................................        2002     $150,000     $412,652     $ 12,310           --        $   --
     Senior Vice President - Internet Mortgage         2001      143,750      124,575        4,082        2,000
     Division of the Bank                                             --           --           --           --            --

----------------
(1) The salary column does not include the cost to us of benefits executive officers receive in addition to salary and cash bonuses. Those amounts are included in the column "Other Annual Comp."

(2) Mr. Markert's bonus is calculated based upon a formula which takes into account his division's profitability. The bonus amounts for the other executive officers are awarded at the discretion of the Company's board of directors.

(3) Includes the amount of our contributions to our Profit Sharing Plan allocated to the accounts of each of the named executive officers.

GRANTS OF STOCK OPTIONS

The following table sets forth information with respect to the executive officers identified in the prior table concerning the grants of options during 2002.

                            AGGREGATED OPTION GRANTS
                                     IN 2002

                                                                                           POTENTIAL REALIZABLE VALUE AT
                                                                                           ASSUMED ANNUAL RATES OF STOCK
                                                                                           PRICE APPRECIATION FOR OPTION
                       INDIVIDUAL GRANTS                                                              TERM (2)
---------------------------------------------------------------------------------------    -----------------------------
    (a)                         (b)                 (c)          (d)            (e)              (f)           (g)
                              NUMBER OF
                             SECURITIES        % OF TOTAL       EXERCISE
                             UNDERLYING      OPTIONS GRANTED    OR BASE
                           OPTIONS GRANTED   TO EMPLOYEES IN     PRICE       EXPIRATION
     NAME                        (#)           FISCAL YEAR       ($/SH)         DATE           5% ($)       10% ($)
--------------------       ---------------   ---------------    --------    -----------       --------     --------
Robert D. Regnier(1) ..         8,000            15.50%          $25.00     12/12/2012        $125,779     $318,748

Mark A. Fortino(1) ....         2,400             4.70%          $25.00     12/12/2012        $ 37,734     $ 95,625

Edward Herman(1) ......         2,400             4.70%          $25.00     12/12/2012        $ 37,734     $ 95,625

Sheila Stokes(1) ......         2,400             4.70%          $25.00     12/12/2012        $ 37,734     $ 95,625

John Markert(1) .......            --               --               --             --              --           --


(1) Options were granted under the Company's 1998 Equity Incentive Plan. The exercise price of each option represents fair market value of the common stock on the date of grant. Options vest two years from the date of grant, and have a 10 year term unless they are exercised or expire earlier upon the occurrence of certain events described in the plan.

2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent upon a number of factors, including the development of an active trading market for the Company's common stock, the performance of the Company's common stock, overall market conditions and the executive's continued employment with the Company. The amounts represented in this table may not be achieved.

EXERCISES OF STOCK OPTIONS

      The following table sets forth information with respect to the executive officers identified in the prior table concerning the exercise of options during 2002, and unexercised options held as of December 31, 2002.

                    AGGREGATED OPTION EXERCISES IN 2002 AND
                           2002 YEAR-END OPTION VALUES


                             Number of
                              Shares                   Number of Unexercised Options at       Value of Unexercised In-the-Money
                             Acquired                             Year-End:                       Options at Year-end (1):
                             Through       Value       --------------------------------       ---------------------------------
NAME                         Exercise     Realized     Exercisable        Unexercisable       Exercisable         Unexercisable
----                         --------     --------     -----------        -------------       -----------         -------------
Robert D. Regnier .....      29,160       $357,200        28,000                      --         $140,000              $     --

Mark A. Fortino .......          --             --         9,800                   5,400         $106,500              $ 16,500

Edward Herman .........          --             --         2,550                   5,400         $ 28,000              $ 16,500

Sheila Stokes .........          --             --            --                   6,400         $     --              $ 22,000

John Markert ..........          --             --            --                   2,000         $     --              $ 11,000



(1) Shares of the Company's common stock are traded on the Over-The-Counter Bulletin Board; however, there were no trades on December 31, 2002. Management's estimate of the fair value of our common stock at December 31, 2002 was $25.00 per share.


1998 EQUITY INCENTIVE PLAN

In April 1998, our board of directors and stockholders approved the Blue Valley Ban Corp 1998 Equity Incentive Plan (the "Plan"), which superceded our 1994 Stock Option Plan. The Company is proposing, for shareholder approval, an amendment to the Plan authorizing, among other changes, the issuance of an additional 200,000 shares of common stock. In addition, a provision to grant reload options has been removed from the plan and certain other non-substantial or non-applicable terms of the original plan have been modified to comply with current conditions of the Company.

We believe that equity incentive compensation has been a key contributing factor to the success of the Company as it provides an inducement to attract, retain and motivate high-performing employees. Due to the recent and anticipated growth and expansion of the company, additional shares need to be authorized under the plan for future grants.

The Plan is administered by our full board of directors and authorizes the board of directors to grant equity awards to substantially all of our employees and directors. The total number of shares of our common stock reserved for outstanding awards under the Plan is 55,434. Awards granted under the Plan may consist of any of the following:

      - nonqualified stock options and incentive stock options, which entitle the holder to purchase a stated number of shares of our common stock;

      - restricted shares of our common stock, which are subject to forfeiture; and

      - deferred share units, which entitle the holder to receive a future cash payment equal to the increase in the value of shares of our common stock.

The period of any award granted under the Plan may not exceed ten years, and awards vest based on the determination by our board of directors The exercise price of any nonqualified stock option may be less than, greater than or equal to the fair market value of a share of our common stock on the grant date. The exercise price of any incentive stock option granted under the Plan may not be less than the fair market value of a share of our common stock on the date of grant. The consideration to be received by the Company in exchange for any award of restricted shares may not be less than the minimum amount for which our shares of common stock can be issued under Kansas law. The initial value of a deferred share unit generally will equal the fair market value of a share of our common stock on the grant date. The Plan provides for increases in the number of shares and to the exercise price, if applicable, in the event of a declaration of a stock dividend or any recapitalization resulting in a stock split-up, combination or exchange of shares of our common stock.

The Plan further provides that in most instances unvested restricted share or deferred share unit awards and any unexercised options are forfeited upon the termination of the recipient's employment with the Company for cause. If employment is terminated due to an award recipient's death or disability, unvested awards generally vest, and in the case of options, may be exercised within 12 months thereafter. If employment is terminated for any other reason, unvested options, restricted shares and deferred share units are generally forfeited, and vested options may be exercised within three months after the termination of employment.

DIRECTOR COMPENSATION

We pay each of our non-employee directors a fee of $1,500 for each meeting of our board of directors, and a fee of $350 for each committee meeting, that they attend in person. Directors are also eligible to receive stock options, restricted stock and deferred share unit grants under our 1998 Equity Incentive Plan. In 2002, each non-employee director of the Company received options to purchase 2,400 shares of our common stock. Mr. Regnier received options to purchase 8,000 shares of our common stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All of our executive officers and employees are employed by the Bank and do not receive separate compensation for positions held with the Company, Blue Valley Investment Corp. or Blue Valley Building Corp. Executive compensation is determined jointly by the full boards of directors of the Company and the Bank. During 2002, Robert D. Regnier, who is a director of the Company and the Bank, and President and Chief Executive Officer of the Company and the Bank, Mark A. Fortino, who is Senior Vice President and Chief Financial Officer of the Bank and Treasurer of the Company, participated in the deliberations of the boards of directors of the Company and the Bank concerning executive compensation. There are no other reportable compensation committee interlocks or insider participation matters.

                       PROPOSAL # 1: ELECTION OF DIRECTORS

The Company's directors are divided into three classes as nearly equal in number as the total number of directors constituting the entire board of directors permits. In order to implement this staggered board, at the 2000 annual meeting, the directors of class 1 were elected to hold office for a term of one year, the directors of class 2 were elected to hold office for a term of two years, and the directors of class 3 were elected to hold office for a term of three years. Thereafter, at each succeeding annual meeting, the directors of each class that were elected were to serve a three-year term, and were to continue to hold office until their successors were elected and qualified. Each of our directors has been elected for a term to expire at the respective annual meeting. None of our executive officers have employment contracts assuring continued employment. Two Class III Directors are to be elected at the Annual Meeting to serve until expiration of his or her three-year term at the Company's 2006 Annual Meeting of Stockholders, or until his or her successor shall be elected and qualified. The persons named in the accompanying Proxy will vote the shares represented by the Proxy for the election of the following:

                              NOMINEES FOR ELECTION

Class III Directors: Terms expiring in 2006

                                                                 DIRECTOR
   NAME                     AGE    POSITION WITH THE COMPANY      SINCE
   ----                     ---    -------------------------     --------
   Robert D. Regnier        55     President, Chief Executive
                                   Officer and Chairman of the
                                   Board of Directors;
                                   President, Chief Executive
                                   Officer and Director of the
                                   Bank                           1989
   Thomas A. McDonnell      57     Director                       1996

                      DIRECTORS WHO WILL CONTINUE IN OFFICE

Class I Director: Term expiring in 2004

   Wayne A. Henry, Jr.      49     Director                       1992

Class II Directors: Terms expiring in 2005

   C. Ted McCarter          66     Director and Chairman of
                                   the Board of Directors of
                                   the Bank                       1992
   Donald H. Alexander      64     Director of the Company and
                                   of the Bank                    1992

Below we have provided information regarding the principal occupations and business experience of each director of the Company named above. Unless otherwise indicated, each person has held the indicated positions for at least the past five years. Except as otherwise indicated below, there are no reportable family relationships among our directors and executive officers.

ROBERT D. REGNIER has been a director and the President and Chief Executive Officer of Blue Valley and the Bank since their formation in 1989. He has also been the sole director and President and Chief Executive Officer of Blue Valley Investment Corp. since its formation in 1995, and of Blue Valley Building Corp. since its formation in 1994. Prior to joining Blue Valley, Mr. Regnier held various managerial positions with Boatmen's Bank and Trust and Boatmen's First National Bank of Kansas City. Mr. Regnier has nearly 30 years of experience in a number of banking areas, including lending, investments, personnel, administration, trust, operations, new business development and mergers.

THOMAS A. MCDONNELL has been a director of Blue Valley since 1996. Mr. McDonnell has also served as Chief Executive Officer of DST Systems, Inc. in Kansas City, Missouri, a provider of information processing and software services to the financial services industry, since 1984, and as a director of DST since 1971. From August 1983 to November 1995, Mr. McDonnell was Executive Vice President and a director of Kansas City Southern Industries, Inc. in Kansas City, Missouri, a holding company and the former parent of DST. Mr. McDonnell has also been a director of Informix Corp. in Menlo Park,

California, a developer, manufacturer and marketer of relational database management systems, connectivity interfaces and gateways, since 1988; a director of BHA Group, Inc. in Kansas City, Missouri, a manufacturer of pollution control devices, since 1993; a director of Computer Sciences Corporation in El Segundo, California, an information technology company, since 1997; a director of Euronet Services, Inc. in Budapest, Hungary, an operator of automatic teller machines, since 1997; a director of Janus Capital Corporation in Denver, Colorado, a registered investment advisor, since 1985.

WAYNE A. HENRY, JR. has been a director of Blue Valley since 1992. Mr. Henry has also been the President and Treasurer and a director of Personal Financial Designs, Inc. in Holden Missouri, a registered investment advisory firm providing portfolio management and financial planning services, since 1986. Mr. Henry is a licensed financial planning practitioner and has served on the board of directors of the Kansas City Chapter of the International Association of Financial Planning and as President and Chairman of the Heart of America Society of the Institute of Certified Financial Planners.

C. TED MCCARTER has been a director of Blue Valley since 1992. Mr. McCarter has also been the Chairman of the board of directors of the Bank and a member of the Loan Committee, Trust Committee and Audit Committee of the Bank since 1990. He has served as the Chairman of Agency Premium Resource in Lenexa, Kansas, an insurance premium finance company, since 1990; the Chairman and President of Valley Investment Co. in Mission Woods, Kansas, a consulting company, since 1990; a director and co-owner of Huebert Fiberboard Co. in Boonville, Missouri, a manufacturing company, since 1996; and a director and co-owner of Emco Specialty Products, Inc. in Kansas City, Kansas, a manufacturing company, since 1996. Mr. McCarter has a background in commercial banking having served as President, Chief Executive Officer, and director of Boatmen's Bank in Kansas City from 1974 to 1990. He has also served as a director of Century Acceptance Corporation of Kansas City and Boatmen's Bancshares of St. Louis.

DONALD H. ALEXANDER has been a director of Blue Valley and member of its Audit Committee since 1992. Mr. Alexander has also been a director of the Bank since its formation in 1989. Mr. Alexander is a private investor with a background in commercial banking. In addition to his positions with Blue Valley and the Bank, Mr. Alexander has also been Chairman of Ventaire Corporation in Tulsa, Oklahoma, a metal fabrication company, since 1989; Chairman of Tulsa Power, LLC in Tulsa, Oklahoma, a machinery fabrication company, since 1998; Chairman of Huebert Fiberboard Corp. in Boonville, Missouri, a manufacturing company, since 1996; a director of BHA Group, Inc. in Raytown, Missouri, an air pollution control equipment manufacturer, since 1986; and President and director of Alexander & Associates, Inc. in Kansas City, Missouri, a private investment company, since 1987.

The Board of Directors recommends a vote "FOR" the election of Mr. McDonnell and Mr. Regnier.

       PROPOSAL # 2: AMENDMENT TO THE COMPANY'S 1998 EQUITY INCENTIVE PLAN

We believe that equity incentive compensation has been a key contributing factor to the success of the Company. Due to the recent and anticipated growth and expansion of the company an additional 200,000 shares need to be authorized under the plan for future grants in addition to other non-substantial changes to the plan.

The Board of Directors recommends a vote "FOR" the authorization of the additional shares and other changes to the plan.

                                  OTHER MATTERS

The Board of Directors knows of no matters expected to be presented for consideration at the Annual Meeting that are not described herein. However, if other matters properly come before the meeting, persons named in the accompanying form of proxy may vote thereon in accordance with their best judgment.

              COMPLIANCE WITH EXCHANGE ACT FILING REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires every person owning directly or indirectly more than 10% of any class of equity security which is registered pursuant to Section 12 of the Exchange Act, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Because the Company's shares are not registered pursuant to Section 12 of the Exchange Act, the Company's directors are not subject to such reporting requirements.

        STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

PROPOSALS IN THE COMPANY'S PROXY STATEMENT

Stockholder proposals submitted for inclusion as a stockholder proposal in the Company's proxy materials for the 2004 Annual Meeting of Stockholders must be received by the Company at its office at 11935 Riley, Overland Park, Kansas 66225 no later than one hundred twenty (120) days before the mailing date of this proxy statement (no later than December 5, 2003).

PROPOSALS TO BE INTRODUCED AT THE ANNUAL MEETING BUT NOT INTENDED TO BE INCLUDED IN THE COMPANY'S PROXY STATEMENT

A stockholder intending to introduce a proposal to nominate a director at the 2004 Annual Meeting of Stockholders, but not intending the proposal to be included in the Company's proxy materials, should give notice to the Company's Secretary no later than February 20, 2004.

                       By Order of the Board of Directors




                              /s/ Robert D. Regnier
                Chairman of the Board and Chief Executive Officer
                                  April 7, 2003

                                                                      APPENDIX A

                              BLUE VALLEY BAN CORP

                             AUDIT COMMITTEE CHARTER





I. ORGANIZATION

      There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall consist of three or more directors of the company or of the Company's wholly owned subsidiary, Bank of Blue Valley, as determined by the Board of Directors. Each director shall not be an officer or employee of the Company, but shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. When a member of the Audit Committee is a party to any relationship that might call into question such member's independence, as when such member has a short-term consulting contract with a major customer, the member should recuse himself from any decisions that might be affected by the relationship.

      The following persons are not considered independent:

      (1) A director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

      (2) A director who accepts compensation from the Company or any of its affiliates during the previous fiscal year, other than compensation for board service;

      (3) A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

      (4) A director who is a partner in, or a controlling stockholder or an executive officer of, and for profit business organization from which the Company or any of its affiliates received payments (other than those arising from investments in the Company's securities or repayments of borrowings to the Company or any of its affiliates) that exceed 5% of the Company's or business organization's consolidated gross revenue for that year, or $200,000, whichever is more; or

      (5) A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

      All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a financial institution's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable time after their appointment to the Audit Committee, and at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

                                                                      APPENDIX A

      The members of the Audit Committee shall be elected by the Board of Directors at the annual meeting of the Board of Directors to serve a term of 1year or until their successors shall be duly elected and qualified. The Board of Directors will appoint a Chair to preside at the Audit Committee meetings and schedule meetings as appropriate. The Chairman shall be responsible for Committee leadership, including scheduling and presiding over meetings and making regular reports to the Board of Directors. In the event the chairman is unable to attend a meeting, he may appoint an alternate to assume his responsibilities.

      A simple majority, in person or conference, constitutes a quorum.

      The committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices with full access to all Company books, records, facilities and personnel.

      The Committee may engage independent counsel or other advisors, as it determines necessary to carry out its duties.


II. PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors has established; and the Company's auditing, accounting and financial reporting processes. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster compliance with, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are as follows:

      - To serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

      - To review and appraise the audit efforts of the Company's independent auditors and internal auditing functions.

      - To provide an open avenue of communication among the independent auditors, financial and senior management, the Internal Auditing Department, and the Board of Directors.

      - To report committee actions and make appropriate recommendations to the full Board of Directors.

      - To do whatever else the law, the Company's charter or bylaws or the Board of Directors requires.

      The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.



III.  MEETINGS

      The Audit Committee shall meet at least four times a year and at such times as requested by the Chair. The Chair of the Audit Committee shall prepare or approve an agenda in advance of each meeting. The Company's chief executive officer, chief financial officer, supervisor of the internal

                                                                      APPENDIX A

      audit function, outside legal counsel, and representatives from the independent auditors may be invited to any meetings. Other management may be invited as necessary. Non-committee members may be excused from attendance at any meeting or portion of any meeting by the Chair. No member of the Audit Committee shall vote on any matter as to which his or her independence may be in question.

      As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of Internal Audit and the independent auditors in separate executive sessions to discuss any matter that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or its Chair should meet with the independent auditors and management quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.



IV. RESPONSIBILITIES

      To fulfill its duties and responsibilities the Audit Committee shall:

Financial Statements

      1. Review the Company's audited financial statements prior to the filing of the Company's Annual Report on Form 10-K.

      2. Review the Company's quarterly financial results prior to the filing of the Company's Quarterly Report on Form 10-Q.

      3. Review, as appropriate, any other material financial information submitted to any governmental or public body, including any certification, report, opinion, or review rendered by the independent auditors but not including any tax returns.

      4. In connection with the Company's year-end financials, discuss with financial management and the independent auditors significant issues regarding accounting principals, practices and judgments and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No. 61.

      5. In connection with the Company's interim financials, discuss with financial management and independent auditors any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No. 71. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of the quarterly review and communication.

      6. Consider and approve, if appropriate, significant changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the director of Internal Auditing.

      7. Review and cause action to be taken, as appropriate, for (1) complaints received by the Company regarding accounting, internal accounting controls, auditing matters, and (2) confidential submissions by employees regarding questionable accounting or auditing methods.

Independent Auditors

      8. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the Company's stockholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in any proxy statement).

                                                                      APPENDIX A

      9. Ensure annual receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.

      10. Ensure receipt of written confirmation from the independent auditors that they are registered with the Public Company Accounting Oversight Board ("Public Oversight Board") and are in compliance and in good standing with the Public Oversight Board

      11. Actively engage in dialogue with the independent auditors and legal counsel with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

      12. Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditors.

      13. Meet with the independent auditors to review the scope of the proposed audit for the current year, the audit procedures to be utilized, the location, reliance on management, and staffing for the audit.

      14. Approve, in advance, engagement of the independent auditors to perform audit services. In addition, approve, in advance, any non-audit service, including tax services, unless the aggregate amount of all such non-audit services provided to the issuer constitutes not more than 5 percent of the total amount of revenues paid by the issuer to its auditor during the fiscal year in which the nonaudit services are provided.

            a. The audit committee of an issuer may delegate to 1 or more designated members of the audit committee who are independent directors of the board of directors, the authority to grant preapprovals required by this section. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this subsection shall be presented to the full audit committee at each of its scheduled meetings

      15. Following each audit by the independent auditors, obtain from the independent auditors assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

      16. Supervise the coordination of the internal and external audits in a manner designed to produce completeness of coverage, reduce redundancy and use audit resources effectively.

Internal Controls

      17. Review, as appropriate, with the independent accountant and the director of Internal Audit, the adequacy of the Company's internal controls, including computerized information system controls and security, and any significant findings and recommendations made by the independent accountant or director of Internal Audit, together with management's responses to them.

      18. Meet periodically with management, the director of Internal Auditing and the independent auditor regarding significant risks and exposures and assess management's steps to minimize them.

      19. Meet periodically with management, the primary independent auditor, and the director of Internal Audit if any thinks there might be a need to engage additional auditors. The Audit Committee will determine whether to engage an additional firm and, if so, which one.


Internal Audit

      20. The Audit Committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the director of Internal Audit.

                                                                      APPENDIX A

      21. Review the regular Internal Audit reports with management's response.

      22. Review, as appropriate, with the director of Internal Audit, the Internal Auditing Department's charter, organization, activities, independence, budget and staffing, and whether the Internal Auditing Department has complied with the Institute of Internal Auditing's Standards for the Professional Practice of Internal Auditing.

      23. Review, as appropriate, any difficulties the Internal Auditors encountered while conducting audits, including any restrictions on the scope of their work or access to required information, and any changes to the planned scope of management's Internal Audit plan that the Audit Committee thinks advisable.

Compliance

      24. Review the effectiveness of the system for monitoring compliance with laws and regulations, management responses, and follow-up of any instances of noncompliance.

      25. Review the findings of any examinations by regulatory agencies and any auditor observations.

      26. Obtain regular updates from management, internal audit, compliance, independent auditors, and company legal counsel regarding compliance matters.

Proxy Statement

      27. Approve the report of the Audit Committee required by the rules of the SEC to be included in the Company's annual proxy statement.

      28. Oversee the publication of this Charter at least every three years in the Company's annual proxy statement in accordance with SEC regulations.

Ethical Compliance

      29. Establish, review and update periodically a Code of Ethical Conduct (the "Ethical Code").

      30. Review management's monitoring of the Company's compliance with the Ethical Code.

      31. Obtain reports from management, the Company's director of Internal Audit and the independent auditor that the Company's subsidiary entities are in conformity with applicable legal requirements and the Company's Ethical Code.

      32. Advise the Board of Directors on the Company's policies and procedures regarding compliance with the Ethical Code.

Miscellaneous

      33.   Review and reassess the adequacy of this Charter at least annually.

      34. Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies related to financial matters or the Ethical Code and any material reports or inquiries related to financial matters that are received from regulators or governmental agencies.

      35. Periodically conduct a self-assessment of the Audit Committee's performance.

                                                                      APPENDIX A

      36. Advise the Board of Directors on the Company's policies and procedures regarding compliance with applicable laws and regulations related to financial matters.

      37. Review, as appropriate, policies and procedures regarding officers' expense accounts and perquisites, including the use of corporate assets, and consider the results of any review of those areas by the director of Internal Audit or the independent accounts.

      38. Submit the minutes of all meetings of the Audit Committee to, and discuss the matters discussed at each Audit Committee meeting with, the Board of Directors, as appropriate.

      39. Discuss with management proper review systems to see that the Company's financial statements, reports and other financial information are disseminated to governmental organizations and the public in accordance with legal requirements.

      40. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

V. CONCLUDING STATEMENT

      While the Audit Committee has the responsibilities and powers set forth in this Charter, management is ultimately responsible for:

      - The preparation, integrity, and fair presentation of the Company's financial statements

      - Establishing and maintaining an internal control structure over financial reporting, and safeguarding and management of assets

      -     Ensuring compliance with federal and state laws and regulations

                                                                      APPENDIX B



                              BLUE VALLEY BAN CORP.

                           1998 EQUITY INCENTIVE PLAN

                   (AMENDED AND RESTATED AS OF MARCH 31, 2003)
                     (NOT FOR DISTRIBUTION TO STOCKHOLDERS)

                                                                      APPENDIX B


                                TABLE OF CONTENTS



ARTICLE 1.  ESTABLISHMENT, EFFECTIVE DATE, OBJECTIVES AND DURATION................................................1

    1.1  ESTABLISHMENT OF THE PLAN................................................................................1
    1.2  OBJECTIVES OF THE PLAN...................................................................................1
    1.3  DURATION OF THE PLAN.....................................................................................1

ARTICLE 2.  DEFINITIONS...........................................................................................1

    2.1  ARTICLE..................................................................................................1
    2.2  AWARD....................................................................................................1
    2.3  AWARD AGREEMENT..........................................................................................1
    2.4  BOARD....................................................................................................1
    2.5  CAUSE....................................................................................................1
    2.6  CODE.....................................................................................................2
    2.7  COMMITTEE................................................................................................2
    2.8  COMMON STOCK.............................................................................................2
    2.9  COMPANY..................................................................................................2
    2.10    DEFERRED SHARE UNITS..................................................................................2
    2.11    DISABILITY............................................................................................2
    2.12    DISQUALIFYING DISPOSITION.............................................................................2
    2.13    ELIGIBLE PERSON.......................................................................................2
    2.14    EXCHANGE ACT..........................................................................................2
    2.15    FAIR MARKET VALUE.....................................................................................2
    2.16    GRANT DATE............................................................................................3
    2.17    GRANTEE...............................................................................................3
    2.18    INCENTIVE STOCK OPTION................................................................................3
    2.19    MATURE SHARES.........................................................................................3
    2.20    MINIMUM CONSIDERATION.................................................................................3
    2.21    OPTION................................................................................................3
    2.22    OPTION PRICE..........................................................................................3
    2.23    OPTION TERM...........................................................................................3
    2.24    PERFORMANCE-BASED EXCEPTION...........................................................................3
    2.25    PERIOD OF RESTRICTION.................................................................................3
    2.26    PERSON................................................................................................4
    2.27    PLAN..................................................................................................4
    2.28    REQUIRED WITHHOLDING..................................................................................4
    2.29    RESTRICTED SHARES.....................................................................................4
    2.30    RULE 16B-3............................................................................................4
    2.31    SEC...................................................................................................4
    2.32    SECTION...............................................................................................4
    2.33    SHARE.................................................................................................4
    2.34    SUBSIDIARY............................................................................................4
    2.35    TERMINATION OF AFFILIATION............................................................................4
    2.36    10% OWNER.............................................................................................4

                                                                      APPENDIX B


ARTICLE 3.  ADMINISTRATION........................................................................................4

    3.1  COMMITTEE................................................................................................4
    3.2  POWERS OF COMMITTEE......................................................................................5
    3.3  COMPLIANCE WITH CODE SECTION 162(M)......................................................................6

ARTICLE 4.  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS.........................................................6

    4.1  NUMBER OF SHARES AVAILABLE FOR GRANTS....................................................................6
    4.2  ADJUSTMENTS IN AUTHORIZED SHARES.........................................................................6

ARTICLE 5.  ELIGIBILITY AND GENERAL CONDITIONS OF AWARDS..........................................................7

    5.1  ELIGIBILITY..............................................................................................7
    5.2  GRANT DATE...............................................................................................7
    5.3  MAXIMUM TERM.............................................................................................7
    5.4  AWARD AGREEMENT..........................................................................................7
    5.5  RESTRICTIONS ON SHARE TRANSFERABILITY....................................................................7
    5.6  TERMINATION OF AFFILIATION...............................................................................7
    5.7  NONTRANSFERABILITY OF AWARDS.............................................................................9
    5.8  CANCELLATION AND RESCISSION OF AWARDS....................................................................9

ARTICLE 6   STOCK OPTIONS.........................................................................................9

    6.1  GRANT OF OPTIONS.........................................................................................9
    6.2  AWARD AGREEMENT..........................................................................................9
    6.3  OPTION PRICE.............................................................................................9
    6.4  GRANT OF INCENTIVE STOCK OPTIONS.........................................................................9
    6.5  PAYMENT.................................................................................................11

ARTICLE 7.  RESTRICTED SHARES....................................................................................11

    7.1  GRANT OF RESTRICTED SHARES..............................................................................11
    7.2  AWARD AGREEMENT.........................................................................................11
    7.3  CONSIDERATION...........................................................................................12
    7.4  EFFECT OF FORFEITURE....................................................................................12
    7.5  ESCROW; LEGENDS.........................................................................................12

ARTICLE 8.  BENEFICIARY DESIGNATION..............................................................................12


ARTICLE 9.  DEFERRED SHARE UNITS/DEFERRALS.......................................................................12

    9.1  DEFERRED SHARE UNITS....................................................................................12
    9.2  DEFERRALS...............................................................................................13

ARTICLE 10.  RIGHTS OF EMPLOYEES/DIRECTORS.......................................................................13

    10.1    EMPLOYMENT...........................................................................................13
    10.2    PARTICIPATION........................................................................................13

ARTICLE 11.  AMENDMENT, MODIFICATION, AND TERMINATION............................................................13

    11.1    AMENDMENT, MODIFICATION, AND TERMINATION.............................................................13
    11.2    ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS...................13

                                                                      APPENDIX B


    11.3    AWARDS PREVIOUSLY GRANTED............................................................................13

ARTICLE 12.  WITHHOLDING.........................................................................................14

    12.1    WITHHOLDING..........................................................................................14
    12.2    NOTIFICATION UNDER CODE SECTION 83(B)................................................................15

ARTICLE 13.  SUCCESSORS..........................................................................................15


ARTICLE 14.  ADDITIONAL PROVISIONS...............................................................................15

    14.1    GENDER AND NUMBER....................................................................................15
    14.2    SEVERABILITY.........................................................................................15
    14.3    REQUIREMENTS OF LAW..................................................................................15
    14.4    SECURITIES LAW COMPLIANCE............................................................................15
    14.5    NO RIGHTS AS A STOCKHOLDER...........................................................................16
    14.6    NATURE OF PAYMENT....................................................................................16
    14.7    GOVERNING LAW........................................................................................16

                                                                      APPENDIX B


                              BLUE VALLEY BAN CORP.
                           1998 EQUITY INCENTIVE PLAN


Article 1. Establishment, Effective Date, Objectives and Duration

         1.1 Establishment of the Plan. By prior approval of the Board of Directors and shareholders of Blue Valley Ban Corp, a Kansas corporation (the "Company"), the Company established the Blue Valley Ban Corp. 1998 Equity Incentive Plan (the "Plan") effective as of April 9 , 1998 (the "Effective Date"). The Company now proposes to amend and restate the Plan in its entirety effective as of March 31, 2003 (the "Restated Effective Date"), subject to the approval of the Company's shareholders.

         1.2 Objectives of the Plan. The Plan is intended to allow selected employees and directors of the Company and its Subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees and directors and retaining existing employees and directors. The Plan is also intended to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals; to provide employees and directors with an incentive for excellence in individual performance; and to promote teamwork among employees and directors.

         1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 11 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Incentive Stock Option be granted under the Plan on or after the date 10 years following the earlier of (i) the date the Plan was adopted and (ii) the date the Plan was approved by the shareholders of the Company.

Article 2. Definitions

         Whenever used in the Plan, the following terms shall have the meanings set forth below:

         2.1 "Article" means an Article of the Plan.

         2.2 "Award" means Options (including Incentive Stock Options), Restricted Shares or Deferred Share Units granted under the Plan.

         2.3 "Award Agreement" means the written agreement by which an Award shall be evidenced.

         2.4 "Board" means the Board of Directors of the Company.

         2.5 "Cause" means, unless otherwise defined in an Award Agreement, any one or more of the following, as determined by the Committee:

                                                                      APPENDIX B


                  (i) a Grantee's commission of a crime which, in the judgment of the Committee, is likely to result in injury to the Company or a Subsidiary;

                  (ii) the material violation by the Grantee of written policies of the Company or a Subsidiary;

                  (iii) the habitual neglect by the Grantee in the performance of his or her duties to the Company or a Subsidiary; or

                  (iv) action or inaction by the Grantee in connection with his or her duties to the Company or a Subsidiary resulting, in the judgment of the Committee, in a material injury to the Company or a Subsidiary.

         2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions.

         2.7 "Committee" has the meaning set forth in Article 3.

         2.8 "Common Stock" means the common stock, $1.00 par Value, of the Company.

         2.9 "Company" has the meaning set forth in Section 1.1.

         2.10 "Deferred Share Units" means units granted under Section 9.1 of the Plan.

         2.11 "Disability" means, unless otherwise defined in an Award Agreement, for purposes of the exercise of an Incentive Stock Option after Termination of Affiliation, a disability within the meaning of Section 22(e)(3) of the Code, and for all other purposes, a mental or physical condition which, in the judgment of the Committee, renders a Grantee unable to perform any of the principal job responsibilities which such Grantee held or the tasks to which such Grantee was assigned at the time the disability was incurred, and which condition is expected to be permanent or for an indefinite duration exceeding two years.

         2.12 "Disqualifying Disposition" has the meaning set forth in Section 6.4.

         2.13 "Eligible Person" means (i) any employee (including any officer) of the Company or any Subsidiary, including any such employee who is on an approved leave of absence, layoff, or has been subject to a disability which does not qualify as a Disability and (ii) any director of the Company or any Subsidiary.

         2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

         2.15 "Fair Market Value" means (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be

                                                                      APPENDIX B


established from time to time by the Committee, and (B) with respect to Shares, unless otherwise determined in the good faith discretion of the Committee, as of any date, (i) the closing price on the date of determination on the New York Stock Exchange (or, if no sale of Shares was reported for such date, on the next preceding date on which a sale of Shares was reported), (ii) if the Shares are not listed on the New York Stock Exchange, the closing price of the Shares on such other national exchange on which the Shares are principally traded or as reported by the National Market System, or similar organization, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organizations; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Committee.

         2.16 "Grant Date" has the meaning set forth in Section 5.2.

         2.17 "Grantee" means an individual who has been granted an Award.

         2.18 "Incentive Stock Option" means an option granted under Article 6 of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provisions thereto.

         2.19 "Mature Shares" means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

         2.20 "Minimum Consideration" means $.01 per Share or such other amount that is from time to time considered to be capital under applicable law.

         2.21 "Option" means an option granted under Article 6 of the Plan.

         2.22 "Option Price" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

         2.23 "Option Term" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option.

         2.24 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

         2.25 "Period of Restriction" means the period during which the transfer of Restricted Shares is limited in some way (the length of the period being based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in
Article 7.

                                                                      APPENDIX B



         2.26 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         2.27 "Plan" has the meaning set forth in Section 1.1.

         2.28 "Required Withholding" has the meaning set forth in Article 12.

         2.29 "Restricted Shares" means Shares that are subject to forfeiture if the Grantee does not satisfy the conditions, if any, specified in the Award Agreement applicable to such Shares.

         2.30 "Rule 16b-3 " means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule, as in effect from time to time.

         2.31 "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

         2.32 "Section" means, unless the context otherwise requires, a Section of the Plan.

         2.33 "Share" means a share of Common Stock.

         2.34 "Subsidiary" means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Company being treated as the employer corporation for purposes of this definition) and, for all other purposes, a United States or foreign corporation with respect to which the Company owns, directly or indirectly, 50% or more of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of such corporation.

         2.35 "Termination of Affiliation" occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Subsidiary in the capacity of an employee or director, or with respect to an individual who is an employee or director of a Subsidiary, the first day on which the Company no longer owns, directly or indirectly, voting securities possessing at least 50% of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of such Subsidiary.

         2.36 "10% Owner" means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary.

Article 3. Administration

         3.1 Committee. Subject to Article 11, and to Section 3.2, the Plan shall be administered by the Board, or a committee appointed by the Board to administer the Plan. Any references herein to "Committee" are references to the Board, or a committee established by the Board, as applicable. To the extent the Board considers it desirable to comply with or qualify under Rule

                                                                      APPENDIX B



16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as "outside directors" as defined for purposes of the regulations under Code Section 162(m) and "non-employee directors" within the meaning of Rule 16b-3. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

         3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

                  (i) to determine when, to whom and in what types and amounts Awards should be granted and the terms and conditions applicable to each Award, and whether or not specific Awards shall be granted in connection with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

                  (ii) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

                  (iii) to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

                  (iv) to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Affiliation of a Grantee;

                  (v) to determine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

                  (vi) subject to Sections 1.3 and 5.3, to extend the time during which any Award or group of Awards may be exercised; and

                  (vii) to take any other action with respect to any matters relating to the Plan for which it is responsible.

         The determination of the Committee on all matters relating to the Plan or any Award Agreement shall be final, conclusive and binding on all Persons. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

                                                                      APPENDIX B



         3.3 Compliance with Code Section 162(m). To the extent the Company is subject to the limitations under Code Section 162(m), the Plan shall be administered to ensure that any Award under the Plan to the Company's chief executive officer and the four highest compensated officers (determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934) (each a "covered employee") will be tax deductible, unless the Committee determines that it would be in the best interests of its shareholders to do otherwise. In furtherance of this goal, with respect to Awards payable under the Plan for covered employees, the performance goals established by the Committee may vary from one covered employee to another, and will be limited to certain business criteria measured by one or more of the following: revenues, operating income, cash flow, income before taxes, net income, earnings available per share, return on equity, return on assets, or total return to stockholders, whether applicable to the Company or any Subsidiary or business unit, or combination thereof, as the Committee may deem appropriate, or any of the above goals as compared to the performance of a published or special index deemed appropriate by the Committee. The criteria selected by the Committee shall include a minimum performance standard below which no payments will be made and a maximum performance level above which no increased payment will be made. Notwithstanding the foregoing, in no event may any performance goals be established which would permit a covered employee to receive a single annual Award of more 15,000 Shares. No payment of any Award may be made to any covered employee unless the Committee has certified in writing that the performance goals and any other material terms of the Award were in fact satisfied.

Article 4. Shares Subject to the Plan and Maximum Awards

         4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for issuance under the Plan shall be 540,000 (200,000 shares authorized in 1998; 140,000 shares issued in 1999; 200,000 shares authorized in 2003), and the number of Shares for which Awards may be granted to any Grantee in any calendar year shall not exceed 15,000. If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination shall again be available for grant under the Plan. If any Shares subject to an Award granted hereunder are withheld, applied as payment, or sold and the proceeds thereof applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available for grant under the Plan. The Committee shall from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan. Shares issued pursuant to the Plan may be treasury Shares or newly issued Shares.

         4.2 Adjustments in Authorized Shares. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be

                                                                      APPENDIX B



appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

Article 5. Eligibility and General Conditions of Awards

         5.1 Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

         5.2 Grant Date. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee.

         5.3 Maximum Term. Any provision of the Plan to the contrary notwithstanding, the Option Term or other period during which an Award may be outstanding shall under no circumstances extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein provided.

         5.4 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall be set forth in an Award Agreement.

         5.5 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise or vesting of an Award as it may deem advisable, including restrictions under applicable federal securities laws. Except as otherwise provided by the Committee in an Award Agreement, all Shares acquired pursuant to the exercise or vesting of an Award shall be subject to (i) the right of the Company to purchase, and to require a Grantee to sell to the Company, such Shares at any time within sixty
(60) days following such Grantee's Termination of Affiliation (or, if later, following the Grantee's acquisition of such Shares pursuant to exercise or vesting of an Award) at a purchase price payable in cash equal to the Fair Market Value of the shares on the date of purchase, and (ii) in the event of a transaction pursuant to which the holders of more than 50% of the then-outstanding Shares agree to sell their Shares to any Person, the right of the Company to require the Grantee to sell to such Person, on the same terms and conditions applicable to the sale by such other shareholders, any or, all Shares acquired pursuant to the exercise or vesting of an Award.

         5.6 Termination of Affiliation. Except as otherwise provided by the Committee in an Award Agreement, the extent to which the Grantee shall have the right to exercise, vest in, or

                                                                      APPENDIX B


receive payment in respect of an Award following Termination of Affiliation shall be determined in accordance with the following provisions of this Section 5.6.

                  (a) For Cause. Except as otherwise provided by the Committee in an Award Agreement, if a Grantee has a Termination of Affiliation for Cause,
(i) the Grantee's Restricted Shares and Deferred Share Units that are forfeitable shall thereupon be forfeited, subject to the provisions of Section
7.4 regarding repayment of certain amounts to the Grantee; and (ii) any unexercised Option shall terminate effective immediately upon such Termination of Affiliation.

                  (b) On Account of Death. Except as otherwise provided by the Committee in an Award Agreement, if a Grantee has a Termination of Affiliation on account of death, then:

                       (i) the Grantee's Restricted Shares and Deferred Share Units that were forfeitable shall thereupon become nonforfeitable; and .

                      (ii) any unexercised Option, whether or not exercisable on the date of such Termination of Affiliation, may be exercised, in whole or in part, within the first 12 months after such Termination of Affiliation (but only during the Option Term) by (A) the Grantee's personal representative or the person to whom the Option is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 8.

                  (c) On Account of Disability. Except as otherwise provided by the Committee in an Award Agreement, if a Grantee has a Termination of Affiliation on account of Disability, then:

                       (i) the Grantee's Restricted Shares and Deferred Share Units that were forfeitable shall thereupon become nonforfeitable; and

                      (ii) any unexercised Option, whether or not exercisable on the date of such Termination of Affiliation, may be exercised, in whole or in part, within the first 12 months after such Termination of Affiliation (but only during the Option Term) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 8.

                  (d) Any Other Reason. Except as otherwise provided by the Committee in an Award Agreement, if a Grantee has a Termination of Affiliation for any reason other than for Cause, Death, or Disability, then:

                       (i) the Grantee's Restricted Shares and Deferred Share Units, to the extent forfeitable on the date of the Grantee's Termination of Affiliation, shall be forfeited on such date; and

                      (ii) any unexercised Option, to the extent exercisable immediately before the Grantee's Termination of Affiliation, may be exercised in whole or in part, not later than

                                                                      APPENDIX B


three months after such Termination of Affiliation (but only during the Option
Term) by the Grantee, or, after his or her death, by (A) his or her personal representative or the person to whom the Option is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 8.

         5.7 Nontransferability of Awards.

                  (a) Each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974 as amended ("ERISA"), or the rules thereunder.

                  (b) No Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

         5.8 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any Lime if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation for Cause.

Article 6. Stock Options

         6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

         6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

         6.3 Option Price. The Option Price of an Option under this Plan shall be determined in the sole discretion of the Committee; provided, however, that the Option Price shall be at least equal to 100% of the Fair Market Value of a Share on the Grant Date.

         6.4 Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional

                                                                      APPENDIX B


restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any Option designated as an Incentive Stock Option:

                           (i) shall, if granted to a 10% Owner, have an Option
Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

                           (ii) shall be for a period of not more than 10 years
(five years in the case of an Incentive Stock Option granted to a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

                           (iii) shall not have an aggregate Fair Market Value
(as of the Grant Date of each Incentive Stock Option) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")) are exercisable for the first time by such Grantee during any calendar year, determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the 1100,000 Limit");

                           (iv) shall, if the aggregate Fair Market Value of the
Shares (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

                                    (A) the portion of the Current Grant which
         would, when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of tile $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                                    (B) if, viewed as of the date of the Current
         Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section during any calendar year commencing with the calendar yew in which it is first exercisable through and including the last calendar you in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate option at such date or dates as are provided in the Current Grant;

                           (v) shall be granted within 10 years from the earlier
of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company;

                           (vi) shall require the Grantee to notify the
Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (any such

                                                                      APPENDIX B


circumstance, a "Disqualifying Disposition"), within 10 days of such Disqualifying Disposition; and

                           (vii) shall by its terms not be assignable or
transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock, Option after the Grantee's death.

         Notwithstanding the foregoing and Section 3.2(v), the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

         6.5 Payment. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means subject to the approval of the Committee:

                           (A) cash, personal check or wire transfer;

                           (B) Mature Shares, valued at their Fair Market Value on the date of exercise; or

                           (C) subject to applicable law, pursuant to procedures previously approved by the Company, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares ("Tendered Restricted Shares") are used to pay the Option Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7. Restricted Shares

         7.1 Grant of Restricted Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

         7.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares

                                                                      APPENDIX B



granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws. The Committee may also grant Restricted Shares without any performance, time-based or other restrictions which shall be nonforfeitable upon grant.

         7.3 Consideration. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares, subject to the following sentence. Except with respect to Restricted Shares that are treasury shares, for which no payment need be required, the Committee shall require the Grantee to pay at least the Minimum Consideration for each Restricted Share. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the Grant Date for such shares.

         7.4 Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of
(x) the amount paid by the Grantee for such Restricted Shares, or (Y) the Fair Market Value of such Restricted Shares on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

         7.5 Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares.

Article 8. Beneficiary Designation

         Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or ail of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

Article 9. Deferred Share Units/Deferrals

         9.1 Deferred Share Units. Subject to the terms and provisions of the Plan, Deferred Share Units may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. Except as otherwise provided in an Award Agreement, each Deferred Share Unit shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee may impose such

                                                                      APPENDIX B


conditions and/or restrictions on any Deferred Share Units granted pursuant to the Plan as it may deem advisable, including time-vesting restrictions and deferred payment features. Except as otherwise provided in an Award Agreement, payment to the Grantee of the value or increase in value, as applicable, of Deferred Share Units shall be made upon the Grantee's Termination of Affiliation.

         9.2 Deferrals. The Committee may permit or require a Grantee to defer receipt of the delivery of Shares that would otherwise be due by virtue of the exercise of an Option or the lapse or waiver of restrictions with respect to Restricted Shares. If any such deferral is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals. Except as otherwise provided in an Award Agreement, any Shares that are subject to such deferral shall be delivered to the Grantee upon the earlier of (i) the first day on which Shares are traded in a public market or (ii) the Grantee's Termination of Affiliation.

Article 10. Rights of Employees/Directors

         10.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee's employment or directorship at any time, nor confer upon any Grantee the right to continue in the employ or as a director of the Company.

         10.2 Participation. No employee or director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Article 11. Amendment, Modification, and Termination

         11.1 Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company's stockholders.

         11.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of the Performance-Based Exception.

         11.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

                                                                      APPENDIX B


Article 12. Withholding

         12.1 Withholding

                  (a) Mandatory Tax Withholding.

                           (1) Whenever under the Plan, Shares are to be
                  delivered upon exercise or payment of an Award or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (i) that the Grantee remit an amount in cash, or in the Committee's discretion, Mature Shares, sufficient to satisfy all federal, state, and local tax withholding requirements related thereto ("Required Withholding"), (ii) the withholding of such Required Withholding from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan or (iii) any combination of the foregoing.

                           (2) Any Grantee who makes a Disqualifying Disposition
                  or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Required Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Required Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

                  (b) Elective Share Withholding.

                           (1) Subject to the following subsection, a Grantee
                  may elect the withholding ("Share Withholding") by the Company of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award or upon Restricted Shares becoming non-forfeitable (each, a "Taxable Event") having a Fair Market Value equal to (i) the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event; or (ii) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Grantee's tax liability with respect to the Taxable Event.

                           (2) Each Share Withholding election shall be subject
                  to the following conditions:

                      (i) any Grantee's election shall be subject to the Committee's discretion to revoke the Grantee's right to elect Share Withholding at any time before the Grantee's election if the Committee has reserved the right to do so in the Award Agreement;

                      (ii) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined; and

                      (iii) the Grantee's election shall be irrevocable.

                                                                      APPENDIX B


         12.2 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 13. Successors

         All obligations of the Company under the Plan with respect to Awards granted hereunder .shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

Article 14. Additional Provisions

         14.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         14.2 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

         14.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

         14.4 Securities Law Compliance.

                  (a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written

                                                                      APPENDIX B


representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

                  (b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system .on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

         14.5 No Rights as a Stockholder. A Grantee shall not have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

         14.6 Nature of Payment. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

         14.7 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Kansas, other than its laws respecting choice of law.

                                                                      APPENDIX B


                              BLUE VALLEY BAN CORP.
                           1998 EQUITY INCENTIVE PLAN

                                    EXHIBIT A
                                       TO
                             STOCK OPTION AGREEMENT


         1. Manner of Exercise. This Option shall be exercised by delivering to the Company (or its authorized agent), during the period in which such Option is exercisable, (i) a written notice of your intent to purchase a specific number of shares pursuant to this Option, and (ii) full payment of the Option Price for such specific number of shares. Payment may be made by any one or more of the following means:

                  a.       Cash, personal check or electronic funds transfer, or

                  b. Shares of Common Stock with a Fair Market Value on the effective date of such exercise equal to such Option Price and owned by you for at least six months (or such longer period as is determined by the Company to be required by applicable accounting standards to avoid a charge to the Company's earnings) or shares of Common Stock that were purchased on the open market.

Such exercise shall become effective on the earliest date on which both such notice and full payment have been actually received by the Company (which date must be before the tenth anniversary of the date of grant (the "Expiration Date")). You shall not have any rights as a stockholder of the Company with respect to the shares of Common Stock deliverable upon exercise of this Option until a certificate for such shares is delivered to you.

         2. Exercise. This Option shall become fully exercisable upon your Termination of Affiliation on account of death or disability.

         3. Exercise After Termination of Affiliation. This Option may be exercised only while you are employed by or a director of the Company or a Subsidiary, except that this Option may also be exercised after the date on which you cease to be so employed or a director ("Termination Date") as follows:

                  a. If your Termination of Affiliation is on account of Disability, you may also exercise this Option at any time during the first 12 months after your Termination Date;

                  b. If your Termination of Affiliation is on account of death, the executor or administrator of your estate, your heirs or legatees, or beneficiary designated in accordance with the Plan, as applicable, may also exercise this Option at any time during the first 12 months after your Termination Date; and

                                                                      APPENDIX B


                  c. If your Termination of Affiliation is on account of any other reason) other than a dismissal for Cause), you may also exercise this Option at any time during the first three months after your Termination Date;

provided, however, that (x) except as otherwise provided in Section 2, this Option can be exercised after your Termination Date only to the extent it is exercisable on the Termination Date and (y) under no circumstances can this Option be exercised after the Expiration Date.

         4. Option Non-Transferable. This Option is not transferable except by will or the laws of descent and distribution. It is exercisable during your lifetime only by you or your guardian legal representative.

         5. Nonstatutory Option. This Option has been designated by the Committee as a nonstatutory stock option and is not intended to meet the requirements of an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended..

         6. Taxes. The Company is not required to issue shares of Common Stock upon the exercise of this Option unless you first pay to the Company such amount, if any, as may be requested by the Company to satisfy any liability it may have to withhold federal, state or local income or other taxes relating to such exercise.

         7. Amendments. This Agreement may be amended only by a writing executed by the Company and you which specifically states that it is amending this Agreement; provided that this Agreement is subject to the power of the Board (as defined in the Plan) to amend the Plan as provided therein, except that no such amendment shall adversely affect your rights under this Agreement without your consent.

         8. Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary. Any notice to be given to you shall be addressed to you at the address listed in the Company's records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given when actually delivered.

         9. Severability. If any part of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any part of this Agreement not declared to be unlawful or invalid. Any part so declared unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such part to the fullest extent possible while remaining lawful and valid.

         10. Applicable Law. This Agreement shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Kansas.

         11. Headings. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

                                                                      APPENDIX B


                              BLUE VALLEY BAN CORP.
                           1998 EQUITY INCENTIVE PLAN

                          SAMPLE STOCK OPTION AGREEMENT
                           (NONSTATUTORY STOCK OPTION)


         This Agreement has been entered into to record the terms and conditions pursuant to which Blue Valley Ban Corp., a Kansas corporation (the "Company") granted to [Name of Employee], an employee of the Company (the "Grantee") on the Grant Date specified below, an option (the "Option") to purchase shares of the Company's Common Stock, $1.00 par value ("Stock"). The Option is subject to the terms and conditions set forth below, in the attached Exhibit A hereto and in the Blue Valley Ban Corp. 1998 Equity Incentive Plan, adopted on April 9, 1998 and as may from time to time be amended (the "1998 Plan"), all of which are an integral part of this Agreement. A copy of the 1998 Plan may be obtained from the Company upon request. Capitalized terms used but not defined in this Agreement have the meaning specified in the 1998 Plan.

                     Grant Date                                              12/17/98
                     Expiration Date                                         12/17/08
                     Number of Optioned Shares                                  200
                     Option Price                                             $45.00
                     When First Exercisable                                  12/17/00

         Please indicate your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it to Patricia L. Day, Secretary, within 60 days after the Company's mailing of this Agreement to you.

                                      BLUE VALLEY BAN CORP.



                                      By:
                                           -------------------------------------
                                           Robert D. Regnier, Chairman


ACCEPTED AND AGREED:


-------------------------------------
[Name of Employee]

Dated:
        -----------------------------

PROXY                                                                      PROXY

                              BLUE VALLEY BAN CORP

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 PLEASE FILL IN, DATE AND SIGN PROXY AND RETURN
                    IN THE ENCLOSED PREPAID ENVELOPE PROMPTLY

The undersigned hereby constitutes and appoints Patricia L. Day and Mark A. Fortino, and each or any of them, the attorneys and proxies of the undersigned, each with the power of substitution, to attend and act for the undersigned at the Annual Meeting of Stockholders of Blue Valley Ban Corp to be held at the Bank of Blue Valley office located at 7900 College, Overland Park, Kansas 66212, on Wednesday, May 14, 2003, at 5:45 p.m. and at any adjournments or postponements thereof, and in connection therewith to vote all of the shares of Blue Valley Ban Corp's common stock which the undersigned would be entitled to vote, as set forth below. This proxy revokes all prior proxies given by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS SET FORTH BELOW.

PROPOSAL 1: ELECTION OF DIRECTORS - NOMINEES ARE: ROBERT D. REGNIER, AND THOMAS
A. MCDONNELL

[ ]   FOR ALL NOMINEES    [ ]     WITHHOLD AUTHORITY FOR ALL NOMINEES

[ ]   FOR ALL EXCEPT:
                          -----------------------------------

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT PERSON'S NAME ON THE LINE ABOVE.

PROPOSAL 2:  AMENDMENT TO THE COMPANY'S 1998 EQUITY INCENTIVE PLAN.

[ ]   FOR                 [ ]   AGAINST          [ ]   ABSTAIN

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BY THE UNDERSIGNED ON THIS PROXY. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL THE NOMINEES FOR DIRECTOR, FOR PROPOSAL 2, AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

NO PROPOSAL IS CONDITIONED UPON THE APPROVAL OF ANY OTHER PROPOSAL.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

Dated:                             , 2003
         --------------------------

Signature:
                  ----------------------------------

Signature:
                  ----------------------------------

Important: Please date this Proxy; sign exactly as your name(s) appear hereon. When signing as joint tenants, all parties to the joint tenancy should sign. When signing the Proxy as attorney, executor, administrator, trustee or guardian, please give full title as such.